UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      AMERICAN POWER CONVERSION CORPORATION
              (Exact name of registration as specified in charter)



      Date of Report  (Date of earliest event reported):  January 14, 2003


              Massachusetts          1-12432            04-2722013
             (State or other       (Commission         (IRS Employer
             jurisdiction of       File Number)     Identification No.)
              incorporation)


             132 Fairgrounds Road, West Kingston, Rhode Island 02892
             (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code:  401-789-5735


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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

Item 7.   Financial Statements and Exhibits


  Exhibit 99.1 - Copy of press release dated January 14, 2003 regarding product recall.

  Exhibit 99.2 - Copy of press release dated January 14, 2003 regarding business update.


Item 9.  Regulation FD Disclosure.


     On January 14, 2003, APC issued a press release announcing a voluntary recall of two models in its Back-UPS(R) CS uninterruptible power supply line due to potential safety issues that may result in overheating and represent a potential fire hazard.

     Also on January 14, 2003, APC separately announced the anticipated financial impact of the aforementioned special charge associated with its product recall as well as provided an update on anticipated financial results for the fourth quarter of 2002.

     Copies of the aforementioned press releases are filed herewith as Exhibits 99.1 and 99.2


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN POWER CONVERSION CORPORATION


Dated:  January 15, 2003           By: /s/ Jeffrey J. Giguere
                                   Jeffrey J. Giguere, Vice President and
                                   General Counsel


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

                                                                    Exhibit 99.1

For Immediate Release

                  American Power Conversion Voluntarily Recalls
                     Two Uninterruptible Power Supply Models

     WEST KINGSTON, R.I. -- January 14, 2003 -- American Power Conversion (Nasdaq: APCC) (APC), in cooperation with the Consumer Product Safety Commission, today announced a voluntary recall of two models in its Back-UPSr CS uninterruptible power supply (UPS) line due to potential safety issues that may result in overheating and represent a potential fire hazard. The total number of affected devices being recalled worldwide is approximately 2.1 million with approximately 900,000 devices recalled in the United States.
     APC has received eight reports worldwide of units overheating resulting in the melting of the unit's outer casing, six of which occurred in the United States. Three of the reported incidents resulted in minor property damage. No injuries have been reported.
     The recall is limited to two specific models in APC's Back-UPS CS product line - the Back-UPS CS 350 and the Back-UPS CS 500, in both 120-volt and 230-volt models. The affected units were manufactured between November 2000 and December 2002. The units were sold primarily through computer and electrical distribution, catalog and retail outlets worldwide.
     Consumers with affected units can identify them by the model markings on the front of the unit and by the serial numbers located on the bottom of the
unit.   Only units with serial numbers having the first six characters in the following ranges are affected:
     AB0048 through AB0251
     BB0104 through BB0251
     JB0125 through JB0251
     Any units with an "R" at the end of the serial number are not part of the recall.
     APC recommends that the user immediately remove the UPS unit from service by turning off all connected equipment, turning the UPS unit off, and then unplugging the unit from the electrical outlet.
     To learn more about the recall action and the process for replacing the affected units, users should visit www.apc.com or call 866 APC-RELY (866 272-
7359).
     APC has been working closely with the Consumer Product Safety Commission and other appropriate parties in this action, which does not affect any other APC devices.
     "We remain highly confident in the overall safety and reliability of all of our products, and have been working diligently to ensure that this action results in a minimum inconvenience to our customers and channel partners," said Rodger B. Dowdell, Jr., APC president and CEO.

Safe Harbor Provision
     This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All statements in this press release that do not describe historical facts, such as statements concerning the Company's future plans or prospects and those contained in the "Business Outlook" section of the press release, are forward-looking statements. All forward-looking statements are not guarantees and are subject to risks and uncertainties that could cause actual results to differ from those projected. The factors that could cause actual results to differ materially include the following: costs incurred by the Company for the product recall are greater than or less than currently anticipated; actual audited fourth quarter 2002 results may differ from those currently anticipated; impact on order management and fulfillment, financial reporting and supply chain management processes as a result of the Company's reliance on a variety of computer systems, including Oracle 11i which was implemented in the first quarter 2001; the impact on demand, component availability and pricing, and logistics, and the disruption of Asian manufacturing operations that result from labor disputes, war, acts of terrorism or political instability; ramp up, expansion and rationalization of global manufacturing capacity; the discovery of a latent defect in any of the Company's products; the Company's ability to effectively align operating expenses and production capacity with the current demand environment; general worldwide economic conditions, and, in particular, the possibility that the PC and related markets decline more dramatically than currently anticipated; growth rates in the power protection industry and related industries, including but not limited to the PC, server, networking, telecommunications and enterprise hardware industries; competitive factors and pricing pressures; product mix changes and the potential negative impact on gross margins from such changes; changes in the seasonality of demand patterns; inventory risks due to shifts in market demand; component constraints, shortages and quality; risk of nonpayment of accounts receivable; the uncertainty of the litigation process including risk of an unexpected, unfavorable result of current or future litigation; and the risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About American Power Conversion
     Founded in 1981, American Power Conversion (Nasdaq: APCC) (APC) is a leading provider of global, end-to-end infrastructure availability solutions. APC's comprehensive products and services offering, which is designed for both home and corporate environments, improves the availability, manageability and performance of sensitive electronic, network, communication and industrial equipment of all sizes. APC, which is headquartered in West Kingston, Rhode Island, reported sales of $1.4 billion for the year ended December 31, 2001 and is a Fortune 1000 and S&P 500 company. All trademarks are the property of their owners.
     Additional information about APC and its global end-to-end solutions can be found at www.apc.com or by calling 800-877-4080.
                                      # # #

For more information contact:
Donald M. Muir, chief financial officer, 401-789-5735, ext. 2105
Deborah K. Grey, investor relations director, 401-789-5735, ext. 2994, debbie.grey@apcc.com

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



                                                                    Exhibit 99.2

For Immediate Release

        American Power Conversion Provides Fourth Quarter Business Update

     WEST KINGSTON, R.I. -- January 14, 2003 -- American Power Conversion (Nasdaq:APCC) (APC) today updated its outlook for the fourth quarter 2002.
     The Company currently expects to post mid-single digit year-over-year revenue growth in the fourth quarter versus $338.6 million in the fourth quarter 2001.
     Additionally, in a separate announcement, APC today announced it has initiated a voluntary recall of two models in its Back-UPSr CS uninterruptible power supply (UPS) line due to potential safety issues that may exist with the products. The total number of affected devices being recalled worldwide is approximately 2.1 million.
     As a result of this action, APC anticipates taking a special pre-tax charge in the range of $15 to $25 million in the fourth quarter 2002.
     Based on the anticipated fourth quarter revenue, the Company currently believes it will report fourth quarter earnings per share in the range of $.21 to $.25 per share. This estimate excludes the impact of the aforementioned special pre-tax charge.
     "We are encouraged by what we anticipate to be our first year-over-year revenue growth since the first quarter of 2001 as well as our third consecutive quarter of sequential revenue growth," said Rodger B. Dowdell, Jr., APC president and CEO. "Customers continue to exhibit a strong preference for APC solutions and we are committed to meeting their high expectations for performance and safety."
     APC will announce its complete fourth quarter and full year 2002 results on Tuesday, February 4 after the market closes.
     To learn more about the recall action and the process for replacing affected units, users should visit www.apc.com or call 866-APC-RELY (866-272-
7359).

Safe Harbor Provision
     This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All statements in this press release that do not describe historical facts, such as statements concerning the Company's future plans or prospects and those contained in the "Business Outlook" section of the press release, are forward-looking statements. All forward-looking statements are not guarantees and are subject to risks and uncertainties that could cause actual results to differ from those projected. The factors that could cause actual results to differ materially include the following: costs incurred by the Company for the product recall are greater than or less than currently anticipated; actual audited fourth quarter 2002 results may differ from those currently anticipated; impact on order management and fulfillment, financial reporting and supply chain management processes as a result of the Company's reliance on a variety of computer systems, including Oracle 11i which was implemented in the first quarter 2001; the impact on demand, component availability and pricing, and logistics, and the disruption of Asian manufacturing operations that result from labor disputes, war, acts of terrorism or political instability; ramp up, expansion and rationalization of global manufacturing capacity; the discovery of a latent defect in any of the Company's products; the Company's ability to effectively align operating expenses and production capacity with the current demand environment; general worldwide economic conditions, and, in particular, the possibility that the PC and related markets decline more dramatically than currently anticipated; growth rates in the power protection industry and related industries, including but not limited to the PC, server, networking, telecommunications and enterprise hardware industries; competitive factors and pricing pressures; product mix changes and the potential negative impact on gross margins from such changes; changes in the seasonality of demand patterns; inventory risks due to shifts in market demand; component constraints, shortages and quality; risk of nonpayment of accounts receivable; the uncertainty of the litigation process including risk of an unexpected, unfavorable result of current or future litigation; and the risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About American Power Conversion
     Founded in 1981, American Power Conversion (Nasdaq: APCC) (APC) is a leading provider of global, end-to-end infrastructure availability solutions. APC's comprehensive products and services offering, which is designed for both home and corporate environments, improves the availability, manageability and performance of sensitive electronic, network, communication and industrial equipment of all sizes. APC, which is headquartered in West Kingston, Rhode Island, reported sales of $1.4 billion for the year ended December 31, 2001 and is a Fortune 1000 and S&P 500 company.
     All trademarks are the property of their owners. Additional information about APC and its global end-to-end solutions can be found at www.apc.com or by calling 800-877-4080.

                                     #  #  #
For more information contact:
Deborah Grey, director, investor relations, 401-789-5735, ext. 2994, debbie.grey@apcc.com
Donald M. Muir, chief financial officer, 401-789-5735, ext. 2105


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